UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	86-0812139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2019, Clear Channel Outdoor Holdings, Inc. (the “Company”) and Scott Wells, the Chief Executive Officer of the Company’s Clear Channel Outdoor Americas division, entered into a First Amendment to Employment Agreement (the “Amendment”), amending the Employment Agreement, dated as of March 3, 2015 (the “Employment Agreement”), between the Company and Mr. Wells. The Amendment will become effective upon the separation of the Company from iHeartMedia, Inc. (the “Effective Date”), in accordance with the plan of reorganization filed by iHeartMedia, Inc. with the U.S. Bankruptcy Court for the Southern District of Texas pursuant to Chapter 11 of the U.S. Bankruptcy Code.

On the Effective Date, the Employment Agreement will be amended to provide that (i) Mr. Wells’ base salary will be increased to $900,000 and (ii) upon a termination of Mr. Wells’ employment by the Company without cause, non-renewal of the Employment Agreement by the Company or termination of employment by Mr. Wells for good reason, all of Mr. Wells’ unvested time vesting equity awards that are scheduled to vest within twelve months following the date of termination will vest in full on the date of termination (previously, only time-vesting options were eligible for such accelerated vesting), and, consistent with Mr. Wells’ existing Employment Agreement, any unvested performance vesting options will remain eligible to vest for three months following the date of termination. The Amendment also includes certain amendments to the confidentiality terms and the definition of good reason.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to Employment Agreement, dated as of March 26, 2019, between Clear Channel Outdoor Holdings, Inc. and Scott Wells.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: April 5, 2019	By:	/s/ Lauren E. Dean
Lauren E. Dean
Senior Vice President, Associate General Counsel and Assistant Secretary